TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                 Security Description: Common
           ---------------------                       Stock - 16,200,000 Shares

Issuer: Keebler Foods Company
        ---------------------                    Offering Type:  U.S. Registered
                                                                 ---------------
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 20,1999    None                                         N/A

 2.      Trade Date                                   Jan. 20,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                         $33.4375      None                                         N/A
                                                        --------                                                   ---

 4.      Price Paid per Share                           $33.4375      Must not exceed #3                           YES
                                                        --------                                                   ---

 5.      Years of Issuer's Operations                      146        Must be at least three years *               YES
                                                           ---                                                     ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.00       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                  $240,750      None                                         N/A
                                                        --------                                                   ---

 9.      Total Size of Offering                       $541,687,500    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $5,687,719                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio        Lehman Bros
         purchased (attach a prospectus or                First       Must not include Investment Adviser
         offering circular for a list of all           BostonCorp.    affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio              Security Description: Common Stock
           ---------------------                              - 7,000,000 Shares
                                                              ------------------
Issuer: American Axle & Mfg. Hldgs.,Inc.        Offering Type:  U.S. Registered
        -------------------------------          (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 28,1999    None                                         N/A

 2.      Trade Date                                   Jan. 28,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                          $17.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $17.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      75         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.19       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $52,700      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $119,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,237,600                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                Security Description:
         ------------- ---------                 Common Stock - 5,587,000 Shares
                                                 -------------------------------
Issuer: Mettler - Toledo International,Inc.
        ----------------------------------     Offering
                                               Type: Secondary - U.S. Registered
                                                     ---------------------------
                                                  (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 28,1999    None                                         N/A

 2.      Trade Date                                   Jan. 28,1999    Must be the same as #1                       YES
                                                      ------------                                                 ---

 3.      Unit Price of Offering                          $26.375      None                                         N/A
                                                         -------                                                   ---

 4.      Price Paid per Share                            $26.375      Must not exceed #3                           YES
                                                         -------                                                   ---

 5.      Years of Issuer's Operations                      54         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.25       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $92,313      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $147,357,125    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $2,110,000                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead          N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       YES
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                   Security Description:  Notes

Issuer: AT & T Corp. 6.0% due 3/15/09              Offering Type:  US Registered
        -----------------------------                              -------------
                                                  (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                               March 23, 1999   None                                         N/A
                                                     --------------                                                ---

 2.      Trade Date                                  March 23, 1999   Must be the same as #1                       Yes
                                                     --------------                                                ---

 3.      Unit Price of Offering                          99.765%      None                                         N/A
                                                                                                                   ---

 4.      Price Paid per Unit                             99.765%      Must not exceed #3                           Yes
                                                                                                                   ---

 5.      Years of Issuer's Operations                      114        Must be at least three years *               Yes
                                                           ---                                                     ---

 6.      Underwriting Type                                Firm        Must be firm                                 Yes

 7.      Underwriting Spread                             . 450%       Investment Adviser determination to          Yes
                                                                      be made                                      ---

 8.      Total Price paid by Portfolio                 $1,596,240     None                                         N/A
                                                       ----------                                                  ---

 9.      Total Size of Offering                      $2,992,950,000   None                                         N/A
                                                     --------------                                                ---

10.      Total Price Paid by Portfolio plus Total      $29,630,205    #10 divided by #9 must not exceed
         Price Paid for same securities purchased      -----------    25% **                                       Yes
         by the same investment adviser for other                                                                  ---
         investment companies

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               Yes
         syndicate members)
12.
         If the affiliate was lead or co-lead              Yes
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       Yes
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio               Security Description: Class A
           ---------------------                Common Stock - 4,200,000 Shares
                                                -------------------------------
Issuer: i Turf Inc.                            Offering Type:  U.S. Registered
                                                               ---------------
                                                (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                April 9, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   April 9, 1999   Must be the same as #1                       YES
                                                     --------------                                                ---

 3.      Unit Price of Offering                          $22.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $22.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       4         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.54       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $17,600      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                        $92,400,000    None                                         N/A
                                                       -----------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $635,800                                                   ---
         investment companies                           --------

11.      Underwriter(s) from whom the Portfolio       BT Alex Brown
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead             N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                Security Description: Common
           ---------------------                        Stock - 3,500,000 Shares
                                                        ------------------------

Issuer: 24/7 Media,Inc.                          Offering Type:  U.S. Registered
                                                                 ---------------
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                April 27,1999   None                                         N/A

 2.      Trade Date                                   April 27,1999   Must be the same as #1                       YES
                                                      -------------                                                ---

 3.      Unit Price of Offering                          $46.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $46.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       5         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $2.53       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $59,800      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $161,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,223,600                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                 Security Description: Common
           ----------------------                      Stock - 4,500,000 Shares
                                                       ------------------------
Issuer: Comps.Com,Inc.                           Offering Type:  U.S. Registered
                                                                 ---------------
                                                  (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                 May 5, 1999    None                                         N/A
                                                       -----------                                                 ---

 2.      Trade Date                                    May 5, 1999    Must be the same as #1                       YES
                                                     - -----------                                                 ---

 3.      Unit Price of Offering                          $15.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $15.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      17         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.05       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $7,500       None                                         N/A
                                                         ------                                                    ---

 9.      Total Size of Offering                        $67,500,000    None                                         N/A
                                                       -----------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $246,000                                                   ---
         investment companies                           --------

11.      Underwriter(s) from whom the Portfolio        Volpe Brown
         purchased (attach a prospectus or             Whelan & Co    Must not include Investment Adviser
         offering circular for a list of all          -----------     affiliates ***                               YES
         syndicate members)                                                                                        ---

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio              Security Description: Common Stock
           ---------------------                              - 4,000,000 Shares
                                                              ------------------

Issuer: CapRock Communications Corp.           Offering Type:  U.S. Registered
                                                               ----------------
                                                (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                 May 6, 1999    None                                         N/A
                                                       -----------                                                 ---

 2.      Trade Date                                    May 6, 1999    Must be the same as #1                       YES
                                                       -----------                                                 ---

 3.      Unit Price of Offering                          $22.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $22.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       4         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.32       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $99,000      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                        $88,000,000    None                                         N/A
                                                       -----------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $2,930,400                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead             N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio              Security Description: Common Stock
           ---------------------                              - 3,000,000 Shares
                                                              ------------------

Issuer: Media Metrix, Inc.                    Offering Type:  U.S. Registered
                                                              ----------------
                                              (US Registered, Eligible Muni,
                                              Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                 May 7, 1999    None                                         N/A
                                                       -----------                                                 ---

 2.      Trade Date                                    May 7, 1999    Must be the same as #1                       YES
                                                     - -----------                                                 ---

 3.      Unit Price of Offering                          $17.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $17.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       4         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.19       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $3,400       None                                         N/A
                                                         ------                                                    ---

 9.      Total Size of Offering                        $51,000,000    None                                         N/A
                                                       -----------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $111,775                                                   ---
         investment companies                          --------

11.      Underwriter(s) from whom the Portfolio        Donaldson
         purchased (attach a prospectus or              Lufkin &      Must not include Investment Adviser
         offering circular for a list of all            Jenrette      affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                 Security Description: Class A-
           ---------------------                Common Stock - 25,000,000 Shares
                                                --------------------------------

Issuer: barnesandnoble.com inc.                 Offering Type:  U.S. Registered
                                                                ----------------
                                                (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                May 25, 1999    None                                         N/A
                                                      ------------                                                 ---

 2.      Trade Date                                    May 25, 1999   Must be the same as #1                       YES
                                                     - ------------                                                ---

 3.      Unit Price of Offering                          $18.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $18.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      13         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.08       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $39,600      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $450,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,193,400                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio         Goldman
         purchased (attach a prospectus or               Sachs        Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio              Security Description: Common Stock
           ---------------------                             - 16,000,000 Shares
                                                             -------------------

Issuer: DLJdirect Inc.                         Offering Type:  U.S. Registered
                                                               ----------------
                                                (US Registered, Eligible Muni,
                                               Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                May 25, 1999    None                                         N/A
                                                      ------------                                                 ---

 2.      Trade Date                                    May 25, 1999   Must be the same as #1                       YES
                                                       ------------                                                ---

 3.      Unit Price of Offering                          $20.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $20.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      10         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.35       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $14,000      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $320,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $393,000                                                   ---
         investment companies                           --------

11.      Underwriter(s) from whom the Portfolio        Donaldson
         purchased (attach a prospectus or              Lufkin &      Must not include Investment Adviser
         offering circular for a list of all            Jenrette      affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.

                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: Diversified Portfolio                     Security Description: Notes

Issuer:  Household Finance Corp.  5.875% 2/1/09     Offering Type: US Registered
         --------------------------------------                    -------------
                                                  (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Jan. 29, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   Jan. 29, 1999   Must be the same as #1                       Yes
                                                      -------------                                                ---

 3.      Unit Price of Offering                          99.435%      None                                         N/A
                                                                                                                   ---

 4.      Price Paid per Unit                             99.435%      Must not exceed #3                           Yes
                                                                                                                   ---

 5.      Years of Issuer's Operations                      121        Must be at least three years *               Yes
                                                           ---                                                     ---

 6.      Underwriting Type                                Firm        Must be firm                                 Yes

 7.      Underwriting Spread                              .450%       Investment Adviser determination to          Yes
                                                                      be made                                      ---

 8.      Total Price paid by Portfolio                 $1,590,960     None                                         N/A
                                                       ----------                                                  ---

 9.      Total Size of Offering                      $1,292,655,000   None                                         N/A
                                                     --------------                                                ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       Yes
         by the same investment adviser for other      $13,622,595                                                 ---
         investment companies                          -----------


11.      Underwriter(s) from whom the Portfolio                       Must not include Investment Adviser
         purchased (attach a prospectus or              ABN AMRO      affiliates ***
         offering circular for a list of all          Salomon Bros                                                 Yes
         syndicate members)                                                                                        ---

12.      If the affiliate was lead or co-lead            N/A          Must be "Yes" or "N/A"
         manager, was the instruction listed below                                                                 Yes
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.




* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.